Cancer Immunotherapies by design™ Nasdaq: ITOS January 2024

Forward-Looking Statements  This presentation contains forward-looking statements. Any statements that are not solely statements of historical fact are forward-looking statements. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “intend,” “prepare,” “look,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to the potential benefits of our product candidates and combinations, including the potential of belrestotug to be the highest quality TIGIT in the field, the potential of EOS-984’s mechanism to have profound effects as a monotherapy or in combinations, and the potential of inupadenant to enhance chemotherapy therapeutic response; the expectation that 2024 will be a defining year for iTeos; our clinical and data generation plans for 2024, including initiating a TIGIT Phase 3 registrational study, having clinical data from GALAXIES Lung-201 and TIG-006 HNSCC, having clinical data from the dose escalation portion of A2A-005 in late 2024, presenting preclinical mechanism of action data from EOS-984 in the second quarter of 2024, and having topline data from the Phase 1 dose escalation trial in advanced malignancies in late 2024; our goal to gain commercial approval for belrestotug in 1L NSCLC and branch into earlier lines and potentially to a variety of IO amenable tumors; the potential of our biomarker for TIGIT in identifying indications to target and subpopulations; our market opportunities and number of patients potentially eligible for our product candidates; the potential benefits of our collaboration with GSK and the expectation that 2024 will be a year of significant momentum for this collaboration; and our expected cash runway through 2026, which contemplates the launch of multiple TIGIT Phase 3 trials. These forward-looking statements involve risks and uncertainties, many of which are beyond iTeos’ control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include the following: success in preclinical testing and early clinical trials does not ensure that later clinical trials will be successful, and early results from a clinical trial do not necessarily predict final results; the data for our product candidates may not be sufficient to support regulatory approval; iTeos may encounter unanticipated costs or may expend cash more rapidly or more slowly than currently anticipated due to challenges and uncertainties inherent in product research and development and biologics manufacturing; the expected benefits and opportunities related to the agreement between iTeos and GSK may not be realized or may take longer to realize than expected due to a variety of reasons, including any inability of the parties to perform their commitments and obligations under the agreement, challenges and uncertainties inherent in product research and development and manufacturing limitations; iTeos may not be able to execute on its business plans, including meeting its expected or planned regulatory milestones and timelines, research and clinical development plans, and bringing its product candidates to market, for various reasons, some of which may be outside of iTeos’ control, including possible limitations of company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, negative developments in the field of immuno-oncology, such as adverse events or disappointing results, including in connection with competitor therapies, and regulatory, court or agency decisions such as decisions by the United States Patent and Trademark Office with respect to patents that cover our product candidates; and those risks identified under the heading “Risk Factors” in iTeos’ Quarterly Report on Form 10-Q for the nine months ended September 30, 2023 filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Statements regarding the Company’s cash runway do not indicate when the Company may access the capital markets. Any of the foregoing risks could materially and adversely affect iTeos’ business, results of operations and the trading price of iTeos’ common stock. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. iTeos does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof. 2

2024 A Defining Year for iTeos Promising TIGIT:PD-1 Doublet 1 Two Data Readouts Anticipated in 2024 Unlocking Adenosine Pathway 2 Two Data Readouts Anticipated in 2024 Funded Through 2026 3 $645M in cash as of 3Q23

Deep Pipeline with Four Clinical Readouts in 2024

Innovative molecules and compelling combinations

	Preclinical	Phase 1	Phase 2	Phase 3	Status
Belrestotug: IgG1 antibody targeting TIGIT					iTeos / GSK
+ dostarlimab | 1L NSCLC PDLl ^{high}					Planned Study
+ dostarlimab | 1L NSCLC PDL1 ^{high}			**GALAXIES Lung-201**		**Data Anticipated 2024**
+ dostarlimab | 1L HNSCC PDL1 $^{high/low}$			**TIG-006**		**Data Anticipated 2024**
+ dostarlimab + CD96 | 1L HNSCC PDL1 ^{high}			**GALAXIES H&N-202**		Enrolling
+ dostarlimab + chemotherapy | 1L mNSCLC		**TIG-006**			Enrolling
+ dostarlimab + CD96 | Advanced Malignancies		**NCT03739710**			Enrollment Complete
+ dostarlimab + PVRIG | Advanced Malignancies		**NCT05277051**			Enrolling
Inupadenant: Small molecule targeting A_{2A} receptor					iTeos
+ chemotherapy | Post-IO Chemo-naïve NSCLC			**A2A-005**		**Data Anticipated Late 2024**
EOS-984: Small molecule targeting ENT1					iTeos
Monotherapy | Advanced Malignancies					**Data Anticipated 2024**

ENT1, Equilibrative Nucleoside Transporter 1; (m)NSCLC, (metastatic) non-small cell lung cancer; HNSCC, head and neck squamous cell carcinoma

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Belrestotug EOS-448 / GSK4428859A iTeos and GSK are uniquely positioned to leverage the TIGIT/CD226 axis

We Hold An Advantageous Field Position Significant momentum in 2023 Validation of TIGIT as a Target Quality of Components Matters Indication Selection Importance Optimizing Trial Design

Proven quality target engagement with TIGIT and FcγR TIGIT monotherapy activity Pembrolizumab comparison There Is A Need for a Transformative TIGIT:PD-1 Doublet High Quality PD-1 High Quality TIGIT 7 We Believe Our TIGIT:PD-1 Doublet Is Differentiating In Key Areas

The Need for a Transformative TIGIT:PD-1 Doublet

Belrestotug + dostarlimab represent differentiated, high-quality therapies

	iTeos Therapeutics / GSK	Merck	Roche	BeiGene	Arcus Biosciences / Gilead
TIGIT	Phase 1 Monotherapy Activity[1]	Limited Data Disclosed	Strong POC with SKY-01[2]	3 Negative ESMO Readouts[3]	Fc Silent
PD-1	Dostarlimab PERLA Data[4]	Market Leading PD-1	No Pembro Comparison	No Pembro Comparison	No Pembro Comparison

1. iTeos AACR 2021
2. Genentech Phase 3 Skyscraper-01 Study - August 22, 2023 Release
3. ESMO 2023 - AdvanTIG-203, AdvanTIG-206, AdvanTIG-202
4. ESMO 2023 – Phase 2 GSK-sponsored PERLA study in 1L NSCLC

POC, proof of concept; Pembro, pembrolizumab

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Belrestotug: The First And Only TIGIT to Demonstrate Robust Target Engagement

Unique Epitope Binding

High Affinity + Potency

First and only TIGIT with proven

Treg depletion at all doses[1]

Only TIGIT to Demonstrate Phase 1

Monotherapy Activity[1]



TIGIT+ Treg Depletion in Patients
100%
80%
0%
20-30%2
Not observed3
Undisclosed*
Fc Silent*
ITOS 20mg
BGNE 1800mg
Roche
Merck
Arcus

*Merck vibostolimab has yet to publicly show Treg depletion data; Arcus' domvanalimab is an Fc silent TIGIT and not capable of Treg depletion

[3] Ira Melman, Vice President, Cancer Immunology at Genentech: "We would have loved to see Treg depletion…I know that [TIGIT] is also present in fairly high abundance on regulatory T cells but neither in the mouse models nor in cancer patients can we really find much or certainly dramatic evidence that Treg compartment is diminished as a consequence of TIGIT exposure."

1. iTeos AACR 2021
2. doi: 10.1136/jitc-2022-SITC2022.0768
3. Piper Sandler Virtual BioInsights KOL Day: Expert Call on Next Generation Cancer Immunotherapy – June 2020

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PERLA: Dostarlimab Is A Quality Anti-PD-1 Backbone Positive numerical OS trend in 1L NSCLC favoring dostarlimab + CT vs. pembrolizumab + CT CT, chemotherapy; NSCLC, non-small cell lung cancer; OS, overall survival; dMMR, mismatch repair–deficient Dostarlimab + CT Pembrolizumab + CT Phase 2 PERLA Study1 Median OS Dostarlimab + CT: 19.4 months (95% CI: 14.5–NR) Pembrolizumab + CT: 15.9 months (95% CI: 11.6–19.3) HR 0.75 (95% CI: 0.53–1.05) OS data maturity: 55.1% (134/243) Median duration of follow-up Dostarlimab + CT: 20.7 months (95% CI: 19.3–22.3) Pembrolizumab + CT: 21.6 months (95% CI: 19.6–23.1) Median OS 19.4 Months 15.9 Months 1Phase 2 GSK-sponsored PERLA study in 1L NSCLC. Peters S, et al. Annals of Oncology (2023) 34 (suppl_2): S1254-S1335. 10.1016/annonc/annonc1358. NB: Safety profiles in the secondary analysis of OS were similar and consistent with those previously reported in the primary analysis for the PERLA trial.

SKY-01: Meaningful Separation of Curves Validates TIGIT SoC, standard of care; OS, overall survival; NSCLC, non-small cell lung cancer Quality of components and clinical trial design leave room for improvement Validated TIGIT as a target with mOS extended by ~6 months Robust study design could provide meaningful efficacy and safety evaluation Incorporation of pembrolizumab as SoC control arm  Key Insights 1. Genentech Phase 3 Skyscraper-01 Study - August 22, 2023 Release Phase 3 SKY-01 IA21 in 1L NSCLC Median OS 22.9 Months 16.7 Months

GALAXIES Lung-201 - Phase 2 in 1L NSCLC

The largest TIGIT Phase 2 in 1L NSCLC



Pembrolizumab
Dostarlimab
Dostarlimab + Belrestotug (Dose A)
Dostarlimab + Belrestotug (Dose B)
Dostarlimab + Belrestotug (Dose C)
Dostarlimab + Belrestotug + GSK'608 (CD96)

Study Design **Estimated Enrollment** 300

Status	Enrolling	**Objectives**	Evaluate Belrestotug + Dostarlimab safety, efficacy, PK/PD
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	≥50%	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT05565378
Delivery	IV Infusion		

NSCLC, non-small cell lung cancer; SoC, standard of care; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

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1L NSCLC: Building A Meaningful Position

Evolving competitive landscape favoring a high-quality TIGIT:PD-1 doublet

Strong scientific rationale with high levels of TIGIT+ Tregs, high infiltration of T cells, and highly amenable to IO therapies

The right Phase 3 strategy with right dose, right combination, right trial design, and right commercial approach

1L NSCLC launch point and clinical POC enables future exploration of other NSCLC settings and indications beyond lung

31k

PATIENTS

Potentially Eligible for Belrestotug

Source: Kantar, internal iTeos analysis

NSCLC, non-small cell lung cancer; IO, immuno-oncology; POC, proof of concept

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GALAXIES H&N-202: Phase 2 in 1L HNSCC

iTEOS THERAPEUTICS

GSK

GALAXIES H&N-202

- Dostarlimab
- Dostarlimab + Belrestotug
- Dostarlimab + GSK'608 (CD96)
- Dostarlimab + Belrestotug + GSK'608 (CD96)

Study Design

Estimated Enrollment 360

Status	Enrolling	**Objectives**	Evaluate antitumor activity, safety of Dostarlimab + novel IOs
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	PDL1+	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT06062420
Delivery	IV Infusion		

HNSCC, head and neck squamous cell carcinoma; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

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TIG-006 – Phase 2 in 1L HNSCC PDL1High/Low Status Enrolling Masking Open label PDL1 Expression PDL1+ Lines of Therapy No prior systemic therapy Delivery IV Infusion Study Design Objectives Evaluate Belrestotug + Dostarlimab in two CPS populations Primary Endpoint ORR Secondary Endpoint PFS, OS, DOR Clinical Trials Listing NCT05060432 CPS High ≥ 20 Dostarlimab + Belrestotug (Dose B)  CPS Low < 20 Dostarlimab + Belrestotug (Dose B)  Estimated Enrollment 80

1L HNSCC: Potential First-to-Market Opportunity Under-served population with strong biological rationale seeking advances HNSCC, head and neck squamous cell carcinoma; mOS, median overall survival 17k PATIENTS Potentially Eligible for Belrestotug Source: Kantar, internal iTeos analysis Strong scientific rationale with high levels of TIGIT+ Tregs, high infiltration of T cells and the indication being amenable to PD-1 therapy Significant market opportunity due to no ongoing Phase 3 studies, potential to be first-to-market, and the opportunity to expand to the locally advanced setting

Belrestotug + Dostarlimab Are Uniquely Positioned to Fully Exploit TIGIT Pathway

1L NSCLC

Foundation

1L NSCLC to serve as launch point for TIGIT:PD-1 doublet

IO Sensitive Tumors

Expansion

Target clinically validated indications and improve tumor activity with TIGIT:PD-1 doublet

Unique Combinations

Design

Utilize doublets beyond PD-1 and unique triplets to target complementary mechanisms or drugs limited by exhaustion

Novel Biomarker

Implementation

Integrate promising TIGIT biomarker to precisely target sensitive indications and subpopulations

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The Right Deal & The Right Partner Data-driven approach to unlock potential of high-quality regimens Proven PD-1 Right Partner Quality TIGIT PFS, progression free survival; OS, overall survival; dMMR, mismatch repair deficient Success Factors Strategic Approach Payments $625M upfront, up to $1.45B milestones Developmental expenses 40% iTeos / 60% GSK Territories US: co-commercialization and 50/50 profit share Ex-US: double digit royalties up to 20%

Adenosine Pathway Unlocking one of the most promising targets responsible for immunosuppression

Addressing The Critical Adenosine Pathway Issue: Adenosine Inhibits Immune Cell Activity + Proliferation



Adenosine
Plasma cell
A2AR
Antibody production
T cell
A2AR
Activation
Effector function
ENT1
Activation
Proliferation
B cell
A2AR
Activation
ENT1
Activation
Proliferation
NK cell
ENT1
Activation
Proliferation

Inupadenant: Best-in-Class Approach

- Targets $A_{2A}R$, restoring immune cell activity, specifically plasma cell antibody production
- First and only $A_{2A}R$ antagonist to maintain activity at high adenosine concentrations

EOS-984: First-in-Class Approach

- Targets ENT1, a major adenosine transporter involved in T cell expansion, effector function, and survival
- Potential to restore T cell proliferation in hostile TME

TME, tumor microenvironment; ENT1, Equilibrative Nucleoside Transporter 1

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Inupadenant: A Class of Its Own

Best-in-class, highly selective $A_{2A}R$ antagonist optimized for hostile solid TME

Targeting $A_{2A}R$

- $A_{2A}R$ activation by adenosine suppresses immune cell responses, inhibiting anti-tumor response
- Inupadenant targets $A_{2A}R$, the final endpoint of the adenosine production pathway, circumventing the multiple ways adenosine is created

The Insurmountable Profile of Inupadenant

- First company to demonstrate TME adenosine concentration is supraphysiological and varies depending on indication
- First and only $A_{2A}R$ antagonist to maintain activity at high adenosine concentrations


Adenosine (unable to bind)
A2AR
Activated T cell
Tumor cell death
Enhanced anti-tumor activity
Inupadenant (EOS-850)
Antibody secretion
Activated plasma cell


Adenosine (µM)
400
300
200
100
0
CRC
ENDOM
NSCLC
RCC
HNSCC
MEL


High
Low
Potency (IC50:nM)
0.1
1
10
100
1000
10000
100000
iTeos
Arcus
Corvus
AstraZeneca
Novartis
Low
High
Adenosine Concentration (µM)

TME, tumor microenvironment

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21

A2A-005: Phase 2 in 2L NSCLC (Post-IO) Chemo-Naïve


Key
Subjects Randomization
Inupadenant (80mg) + Carboplatin / Pemetrexed
Inupadenant (60mg) + Carboplatin / Pemetrexed
Inupadenant (40mg) + Carboplatin / Pemetrexed
R
n=75
Inupadenant + Carboplatin / Pemetrexed
n=75
Carboplatin / Pemetrexed

Study Design

Estimated Enrollment 192

Status	Enrolling	**Objectives**	Evaluate Clinical Benefit of Inupadenant + Chemotherapy
Masking	Double Blind	**Primary Endpoint**	ORR
PDL1 Expression	PDL1+ (all %)	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	1; PD-1 Inhibitors	**Clinical Trials Listing**	NCT05403385
Delivery	Oral		

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Inupadenant Counteracts Chemotherapy's Key Downfall

iTEOS THERAPEUTICS

2L NSCLC is an under-served population with strong biological rationale seeking advances

Chemotherapy increases adenosine levels via cell death, hindering the immune system and plasma cell activity

Inupadenant maintains potency + function at high adenosine levels, potentially enhancing chemotherapy therapeutic response

Currently only clinical trial in 2L NSCLC platinum-naïve setting

15k

PATIENTS

Potentially Eligible for Inupadenant

Source: Kantar, internal iTeos analysis

NSCLC, non-small cell lung cancer; TME, tumor microenvironment

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EOS-984: Enhancing T Cell Proliferation in the Hostile TME

One of the most meaningful discoveries in the adenosine pathway

The Role of ENT1

- Dominant transporter of adenosine on lymphocytes effecting:
  - T cell metabolism
  - T cell expansion
  - T cell effector function
  - T cell survival


Inflammation, cell death
High levels of adenosine
Intracellular adenosine uptake
ENT1
Immunosuppressed T cell
Tumor cell proliferation

The Opportunity to Revive T Cell Proliferation

- First company to understand how adenosine transports into T cells and inhibits proliferation
- EOS-984 offers large combination opportunity broadly across cancer therapies


EOS-984
Adenosine (uptake is inhibited)
ENT1
Activated T cell
Immune cell proliferation
Tumor cell death
Enhanced anti-tumor activity

TME, tumor microenvironment; ENT1, Equilibrative Nucleoside Transporter 1

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EOS-984: Phase 1 in Advanced Solid Tumors

Evaluation of target engagement and impact on T cells in TME



EOS-984 (30mg)
EOS-984 (22.5mg)
EOS-984 (15mg)
EOS-984 (10mg)
EOS-984 (5mg)
RP2D
EOS-984 (RP2D)+ Pembrolizumab (200mg)
EOS-984 (RP2D -1) + Pembrolizumab (200mg)
EOS-984 (RP2D -2) + Pembrolizumab (200mg)

Study Design

Status	Enrolling
Masking	Open Label
PDL1 Expression	PDL1+ (all %)
Lines of Therapy	All-comers
Delivery	Oral

Objectives	Evaluate Safety/Tolerability of EOS-984 as a Monotherapy and in Combination with Pembrolizumab
Primary Endpoint	Safety/Tolerability, PK/PD
Secondary Endpoint	ORR, PFS, OS, DOR

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TME, tumor microenvironment; RP2D, recommended Phase 3 dose; PK/PD, pharmacokinetic/pharmacodynamic; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

2024: Pivotal Year of Data Generation Innovative portfolio leveraging deep tumor immunology expertise TIGIT $645M As of 3Q23 Runway through 2026 In cash, cash equivalents and investments Adenosine Pathway 1L NSCLC (Phase 2 GALAXIES LUNG-201) 1L HNSCC (Phase 2 TIG-006) A2AR - 2L NSCLC (Phase 2 A2A-005) ENT1 - MOA (EOS-984 Preclinical) ENT1 - Advanced Malignancies (EOS-984 Phase 1) Funded Through Significant Milestones NSCLC, non-small cell lung cancer; HNSCC, head and neck squamous cell carcinoma; ENT1, Equilibrative Nucleoside Transporter 1; MoA, Mechanism of Action

Cancer Immunotherapies by design™ Nasdaq: ITOS January 2024